 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒  Preliminary Information Statement
☐  Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

CHINA PEDIATRIC PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-2718075
(State or other jurisdiction of incorporation or organization)	(IRS Employer identification No.)

9th Floor, No. 29 Nanxin Street
 Xi'an, Shaanxi Province
People’s Republic of China 710004
(Address of principal executive offices) (zip code)

86-29-8727-1818
(Registrant’s telephone number, including area code)

Copy of Communications to:
Bernard & Yam, LLP
Attn: Bin Zhou, Esq.
401 Broadway Suite 1708
New York, NY 10013
Phone: 212-219-7783
Fax: 212-219-3604
 (Name, Address and Telephone Number of Person
Authorized to Receive Notice and Communications on Behalf of Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of securities:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing party:
(4) Date filed:

China Pediatric Pharmaceuticals, Inc.
9th Floor, No. 29 Nanxin Street
 Xi'an, Shaanxi Province
People’s Republic of China 710004

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of China Pediatric Pharmaceuticals, Inc., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $.001 par value per share, as of December 20, 2011 (“Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders as of the Record Date of the action taken by the resolution adopted by the Company’s Board of Directors, dated as of December 19, 2011, and by the written consent of the holders of a majority of the Company’s voting stock, dated as of December 19, 2011. This Information Statement shall be considered the notice required under the Nevada Revised Statutes and the Company’s Bylaws.

The following action will be taken pursuant to the resolution adopted by the Company’s Board of Directors and the written consent of a majority of the holders of the Company’s voting capital stock:

To file an amendment to the Company’s Articles of Incorporation to effectuate a 7 for 2 forward stock split of our issued and outstanding common stock.

The above described action will not become effective until at least 20 days after this Information Statement has been mailed to the stockholders on record as of December 20, 2011.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors:

/s/ Jun Xia
Jun Xia
Chief Executive Officer

December 19, 2011

China Pediatric Pharmaceuticals, Inc.
9th Floor, No. 29 Nanxin Street
 Xi'an, Shaanxi Province
People’s Republic of China 710004

INFORMATION STATEMENT

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

China Pediatric Pharmaceuticals, Inc. (the “Company”) is a Nevada corporation with its principal executive offices located at 9th Floor, No. 29 Nanxin Street, Xi'an, Shaanxi Province, People’s Republic of China 710004. The Company’s telephone number is 86-29-8727-1818. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the Company’s Board of Directors have approved by a board resolution and the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent. The action will not become effective until at least 20 days after this Information Statement has been mailed to our stockholders on record as of December 20, 2011. .

The following action will be taken pursuant to the resolution adopted by the Company’s Board of Directors and the written consent of a majority of the holders of the Company’s voting capital stock:

To file an amendment to the Company’s Articles of Incorporation to effectuate a 7 for 2 forward stock split of our issued and outstanding common stock.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not become effective until a date at least 20 days after this Information Statement has been mailed to the stockholders on record as of Record Date. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on January 30, 2011. The form of the proposed amendment to the Company’s Articles of Incorporation is attached as Exhibit A.

The Company will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDER

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Amendment requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of Common Stock. Each Stockholder is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the stockholders.

On December 19, 2011, our Board of Directors unanimously adopted resolutions approving the corporate action to to file an amendment to the Company’s Articles of Incorporation to effectuate a 7 for 2 forward stock split of our issued and outstanding common stock. In connection with the adoption of these resolutions, our Board of Directors obtained the written consent of the holders of a majority of our outstanding shares.

 As of December 19, 2011 the Company had 12,730,288 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.On December 19, 2011, the holders of 6,441,620 shares of our Common Stock, constituting 50.6 % of the voting power of the issued and outstanding shares of our Common Stock, consented in writing to name change.

Accordingly, we have obtained all necessary corporate approvals in connection with the Amendment. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the actions taken by the Majority Stockholder were by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, effectuate the 7 for 2 forward stock split.

PURPOSES AND EFFECTS OF THE CORPORATE ACTION

The forward stock split (the “Forward Stock Split”) will increase the total number of issued and outstanding shares of our Common Stock.  The pre-split holders of our common stock will hold approximately 44,556,008 shares of common stock subsequent to the Forward Stock Split.  The Forward Stock Split has been implemented to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings. We believe that the forward stock split could help generate interest in our company among investors and other business opportunities. However, the effect of the forward stock split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied.  There can be no assurance that the market price per share of our Common Stock after the forward stock split will fall in proportion to the increase in the number of shares of Common Stock outstanding resulting from the forward stock split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

On the effective date of the Forward Stock Split, 2 shares of Common Stock will automatically be increased to 7 shares of Common Stock. No fractional shares of post-Forward Stock Split Common Stock will be issued to any stockholder. Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of post-Forward Stock Split Common Stock, will, if they hold a fractional share, receive a full share of Common Stock.
 The forward stock split will not affect the number of shares of Common Stock authorized for issuance, or the par value of our Common Stock. As a result, on the effective date of the forward stock split, the stated capital on our balance sheet attributable to our Common Stock will be increased to three and half times its present amount, and the paid-in capital account shall be decreased by the amount by which the stated capital is increased.  The per share net income or loss and net book value of our Common Stock will be decreased because there will be more shares of our Common Stock outstanding.

Company will obtain a new CUSIP number for Common Stock at the time of the Forward Stock Split. Following the effectiveness of the Forward Stock Split, every 2 shares of Common Stock presently outstanding will be increased to 7 share of Common Stock. Subject to the provisions for elimination of fractional shares, as described above, consummation of the Forward Stock Split will not result in a change in the relative equity position or voting power of the holders of Common Stock.

The Forward Stock Split of Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-Forward Stock Split Common Stock will be transferred to the post-Forward Stock Split Common Stock. This discussion should not be considered as tax or investment advice, and the tax consequences of the Forward Stock Split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company's authorized capital consists of 75,000,000 shares of common stock, par value $ 0.001 per share. As of December 19, 2011, the Company had 12,730,288 shares of Common Stock issued and outstanding.

Holders of the Company’s common stock are entitled to one vote per share on all matters on which shareholders may vote at all shareholder meetings. The common stock does not have cumulative voting rights.

Because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock have voted in favor of the foregoing corporate action by resolution dated December 19, 2011; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Company’s common stock as of December 19, 2011. The information in this table provides the ownership information for: each person known to be the beneficial owner of more than 5% of common stock; each of directors; each of executive officers; and executive officers and directors as a group.

Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Amount and Nature of Beneficial Ownership

Title of Class	Name and Address (1) of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percentage of Common Stock (3)
Owners of More than 5% of Class

Common Stock	Yangling Bodisen Biotech Development, Inc. (4) North part of Xinqiao Road,Yangling Agricultural High-tech Industries Demonstration Zone, Shaanxi 712100, P.R.C.	2,018,590	15.86%

Common Stock	IFG Investments Services, Inc. (5) Ram's Business Complex Stoney Grove, Box 822, Charlestown, Nevis Federation of St Kitts & Nevis	1,245,215	9.78%

Common Stock	China National Information Network Trust (6) 54 Veterans Boulevard Strafford, CT	800,000	5.91%

Directors and Executive Officers

Common Stock	Jun Xia (7) CEO and Chairman	2,730,000	21.44%

Common Stock	Minggang Xiao Chief Financial Officer	3,500	*

Common Stock	Wanxiang Li Director No.119 South Cuihua Road , Xi’an City, Shaanxi Province	0	0%

Common Stock	Nanjing Lin Director Unit 1,Building17, Zhui hui Cheng Community, No.169 Ziwu Dadao,Chang'an District, Xi'an City, Shaanxi Province, 710062	0	0%

Common Stock	Xiaoying Zhang Director No. 17 Labor Road Lianhu District, Xi'an City, Shaanxi Province	100	*

All Directors and Executive Officers as a Group (5 persons)		2,733,600	21.47%

Owners of More than 5% as a Group			%

*Represents less than 1% of the issued and outstanding shares of the Company’s common stock.

(1)  Except as otherwise indicated, the address of each beneficial owner is c/o China Pediatric Pharmaceuticals, Inc., 9th Floor, No. 29 Nanxin Street, Xi’an, Shaanxi Province P.R.C., 710004.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of December 19, 2011 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3) Percentage based on 12,730,288 shares of common stock outstanding.

(4) Bo Chen, the chief executive officer of Yangling Bodisen Biotech Development, Inc., has sole power to vote and dispose of the shares held by Yangling Bodisen Biotech Development, Inc.

(5) The shares deemed to be beneficially owned by IFG Investments Services, Inc. represent shares of common stock underlying a $3.00 warrant to purchase 600,000 shares of common stock and a $5.00 warrant to purchase 600,000 shares of common stock, each expiring September 30, 2012. Daniel MacMullin, the President and beneficial owner of IFG Investments Services, Inc., has sole power to vote and dispose of the shares held by IFG Investments Services, Inc.

(6) The shares deemed to be beneficially owned by China National Information Network Trust represent shares of common stock underlying a $3.00 warrant to purchase 400,000 shares of common stock and a $5.00 warrant to purchase 400,000 shares of common stock, each expiring September 30, 2012. Clare Donahue, the beneficial owner of China National Information Network Trust, has sole power to vote and dispose of the shares held by China National Information Network Trust.

(7) The shares deemed to be beneficially owned by Jun Xia, the Company’s chief executive officer, include 2,450,000 shares of common stock held by Mr. Xia and 280,000 shares of common stock held by Tianqiu Xia, Mr. Xia’s father.

FINANCIAL STATEMENTS

The Company filed its Annual Report for this fiscal year ended December 31, 2010 on Form 10-K with the Securities and Exchange Commission on March 31, 2011. The Company filed its Quarterly Report on Form 10-Q for the period ended March 31, 2011 with the Securities and Exchange Commission on May 16, 2011. The Company filed its Quarterly Report on Form 10-Q for the period ended June 30, 2011 with the Securities and Exchange Commission on August 15, 2011.   The Company filed its Quarterly Report on Form 10-Q for the period ended September 30, 2011 with the Securities and Exchange Commission on November 17, 2011.  Copies of the Annual Reports and amendments and the Quarterly Reports may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and are available on the SEC's website at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and are available on the SEC's website at www.sec.gov.

By order of the Board of Directors:

/s/ Jun Xia
Jun Xia
Chief Executive Officer

December 19, 2011

Exhibit A: Proposed Amendment to the Articles of Incorporation

That Article FOURTH, paragraph 5 be inserted to read as follows:

5.           Reverse Stock Split:   Effective upon January 30, 2012 (the “Effective Time”), there is effective a Seven for Two forward stock split (the “Forward Split”) of the Corporation’s issued and outstanding shares of Common Stock, whereby each one (1) share of Common Stock issued and outstanding or held as treasury shares immediately prior to the Effective Time (the “Old Common Stock”) shall, automatically without any action on the part of the holder thereof, be converted into three and half (3.5) shares for one share of Common Stock (the “New Common Stock”).  All fractional share amounts resulting from the forward stock split will be rounded up to the next whole share of New Common Stock.”